Exhibit 10(n)

SIXTH AMENDMENT TO STOCK PLEDGE AGREEMENT
This Sixth Amendment to Stock Pledge Agreement (this “Amendment”) is entered into as of July 14, 2017, among Tenet Healthcare Corporation, a Nevada corporation (the “Company”), each of the other entities listed on the signature pages hereof as Pledgors, and The Bank of New York Mellon Trust Company, N.A., as collateral trustee for the Secured Parties (in such capacity, the “Collateral Trustee”).
RECITALS
WHEREAS, reference is made to that certain Stock Pledge Agreement, dated as of March 3, 2009, among the Company, the other Pledgors and the Collateral Trustee (as amended by that certain First Amendment to the Stock Pledge Agreement, dated as of May 8, 2009, among the Company, the other Pledgors and the Collateral Trustee, as amended by that certain Second Amendment to the Stock Pledge Agreement, dated as of June 15, 2009, among the Company, the other Pledgors and the Collateral Trustee, as amended by that certain Third Amendment to the Stock Pledge Agreement, dated as of March 7, 2014, among the Company, the other Pledgors and the Collateral Trustee, as amended by that certain Fourth Amendment to the Stock Pledge Agreement, dated as of March 23, 2015, among the Company, the other Pledgors and the Collateral Trustee, as amended by that certain Fifth Amendment to the Stock Pledge Agreement, dated as of December 1, 2016, among the Company, the other Pledgors and the Collateral Trustee, as amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on May 15, 2013 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on May 15, 2013 by the Company and the Collateral Trustee, as amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on October 1, 2013 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on October 1, 2013 by the Company and the Collateral Trustee, as amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on March 23, 2015 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on March 23, 2015 by the Company and the Collateral Trustee, and as further amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on October 2, 2015 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on October 5, 2015 by the Company and the Collateral Trustee (as so amended and as otherwise amended from time to time prior to the date hereof, the “Stock Pledge Agreement”));
WHEREAS, pursuant to that certain senior secured second lien notes indenture, dated as of June 14, 2017, between THC Escrow Corporation III, a Delaware corporation (“Escrow Corp.”) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Second Lien Trustee”) (the “Second Lien Base Indenture”), Escrow Corp. issued $1,410,000,000 principal amount of its 5.125% senior secured second lien notes due 2025 (the “Second Lien Notes”; the Second Lien Notes, collectively with any Securities of the Company issued and authenticated under the Junior Priority Indentures that are designated by the Company as, and are entitled the benefits of, being Junior Stock Secured Debt under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof, the “Junior Lien Secured Notes”);

WHEREAS, pursuant to a supplemental indenture, dated as of July 14, 2017, to the Second Lien Base Indenture (the “Second Lien Supplemental Indenture” and, together with the Second Lien Base Indenture, the “Second Lien Indenture”), the Company assumed all obligations of the Escrow Corp. under the Second Lien Notes and the Second Lien Base Indenture;
WHEREAS, the Secured Obligations in respect of which a security interest in the Collateral was created by the Stock Pledge Agreement include the obligations in respect of the:
(a)Indenture, dated as of November 6, 2001 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York, as trustee (in such capacity, the “Trustee”);
(b)    Fourteenth Supplemental Indenture to the Base Indenture, dated as of November 21, 2011, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 6.250% Senior Secured Notes due 2018 (the “2018 Notes” and, as supplemented by the Nineteenth Supplemental Indenture, dated as of May 15, 2013, between the Company, the Trustee and the guarantors party thereto, the Twenty-Second Supplemental Indenture, dated as of October 1, 2013, between the Company, the Trustee and the guarantors party thereto, the Twenty-Fifth Supplemental Indenture thereto, dated as of March 23, 2015, among the Company, the Trustee and the guarantors party thereto, and the Twenty-Seventh Supplemental Indenture thereto, dated as of October 2, 2015, among the Company, the Trustee and the guarantors party thereto, the “Fourteenth Supplemental Indenture”);
(c)    Fifteenth Supplemental Indenture to the Base Indenture, dated as of October 16, 2012, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.750% Senior Secured Notes due 2020 (the “4.75% 2020 Notes” and, as supplemented by the Nineteenth Supplemental Indenture, dated as of May 15, 2013, between the Company, the Trustee and the guarantors party thereto, the Twenty-Second Supplemental Indenture, dated as of October 1, 2013, between the Company, the Trustee and the guarantors party thereto, the Twenty-Fifth Supplemental Indenture thereto, dated as of March 23, 2015, among the Company, the Trustee and the guarantors party thereto, and the Twenty-Seventh Supplemental Indenture thereto, dated as of October 2, 2015, among the Company, the Trustee and the guarantors party thereto, the “Fifteenth Supplemental Indenture”);
(d)    Seventeenth Supplemental Indenture to the Base Indenture, dated as of February 5, 2013, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.500% Senior Secured Notes due 2021 (the “4.5% 2021 Notes” and, as supplemented by the Nineteenth Supplemental Indenture, dated as of May 15, 2013, between the Company, the Trustee and the guarantors party thereto, the Twenty-Second Supplemental Indenture, dated as of October 1, 2013, between the Company, the Trustee and the guarantors party thereto, the Twenty-Fifth Supplemental Indenture thereto, dated as of March 23, 2015, among the Company, the Trustee and the guarantors party thereto, and the Twenty-Seventh Supplemental Indenture thereto, dated as of October 2, 2015, among the Company, the Trustee and the guarantors party thereto, the “Seventeenth Supplemental Indenture”);

(e)    Twentieth Supplemental Indenture to the Base Indenture, dated as of May 30, 2013, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.375% Senior Secured Notes due 2021 (the “4.375% 2021 Notes” and, as supplemented by the Nineteenth Supplemental Indenture, dated as of May 15, 2013, between the Company, the Trustee and the guarantors party thereto, the Twenty-Second Supplemental Indenture, dated as of October 1, 2013, between the Company, the Trustee and the guarantors party thereto, the Twenty-Fifth Supplemental Indenture thereto, dated as of March 23, 2015, among the Company, the Trustee and the guarantors party thereto, and the Twenty-Seventh Supplemental Indenture thereto, dated as of October 2, 2015, among the Company, the Trustee and the guarantors party thereto, the “Twentieth Supplemental Indenture”);
(f)    Twenty-Eighth Supplemental Indenture to the Base Indenture, dated as of December 1, 2016, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 7.50% Senior Secured Second Lien Notes due 2022 (the “7.50% 2022 Notes” and, as supplemented by the Nineteenth Supplemental Indenture, dated as of May 15, 2013, between the Company, the Trustee and the guarantors party thereto, the Twenty-Second Supplemental Indenture, dated as of October 1, 2013, between the Company, the Trustee and the guarantors party thereto, the Twenty-Fifth Supplemental Indenture thereto, dated as of March 23, 2015, among the Company, the Trustee and the guarantors party thereto, and the Twenty-Seventh Supplemental Indenture thereto, dated as of October 2, 2015, among the Company, the Trustee and the guarantors party thereto, the “Twenty-Eighth Supplemental Indenture”);
(g)    Twenty-Ninth Supplemental Indenture to the Base Indenture, dated as of June 14, 2017, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.625% Senior Secured First Lien Notes due 2024 (the “4.625% 2024 Notes” and, as supplemented by the Nineteenth Supplemental Indenture, dated as of May 15, 2013, between the Company, the Trustee and the guarantors party thereto, the Twenty-Second Supplemental Indenture, dated as of October 1, 2013, between the Company, the Trustee and the guarantors party thereto, the Twenty-Fifth Supplemental Indenture thereto, dated as of March 23, 2015, among the Company, the Trustee and the guarantors party thereto, and the Twenty-Seventh Supplemental Indenture thereto, dated as of October 2, 2015, among the Company, the Trustee and the guarantors party thereto, the “Twenty-Ninth Supplemental Indenture”);
(h)    Indenture dated as of September 27, 2013 (the “2013 Base Indenture”), between THC Escrow Corporation and the Trustee (as supplemented by the First Supplemental Indenture thereto, dated as of October 1, 2013, among the Company, the Trustee and the guarantors party thereto, the Second Supplemental Indenture thereto, dated as of March 23, 2015, among the Company, the Trustee and the guarantors party thereto, and the Third Supplemental Indenture thereto, dated as of October 2, 2015, among the Company, the Trustee and the guarantors party thereto, the “2013 Indenture”)), pursuant to which the 6.00% Senior Secured Notes due 2020 were issued (the “6.000% 2020 Notes”; the 6.000% 2020 Notes, collectively with the 4.375% 2021 Notes, the 4.5% 2021 Notes, the 4.75% 2020 Notes and any other Securities (as such term is defined in the Base Indenture or the 2013 Base Indenture) of the Company issued and authenticated under the Indentures or the 2013 Indenture that are designated as, and are entitled to the benefits of, being First Priority Stock Secured Debt under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof, are referred to herein as the “First Lien Secured Notes”; the First Lien Secured Notes, together with the Junior Lien Secured Notes, are referred to herein as the “Secured Notes”);
(i)    the Guarantees in respect of the Secured Notes; and
(j)    the obligations under that certain Letter of Credit Facility Agreement, dated as of March 7, 2014 (as amended or otherwise modified, the “LC Facility Agreement”), among the Company, certain financial institutions party thereto from time to time as letter of credit participants and issuers and Barclays Bank PLC, as administrative agent, and the guarantees in respect thereof;
WHEREAS, subject to the terms and conditions hereof, the parties hereto desire to and have agreed to amend the Stock Pledge Agreement to secure the obligations in respect of the Junior Lien Secured Notes, in each case to be designated as and entitled to the benefits of being Junior Stock Secured Debt (as defined in the Collateral Trust Agreement) under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof.
WHEREAS, the sole effect of this Amendment is to secure additional debt of the Company that is permitted by the terms of the Collateral Trust Agreement to be secured by the Collateral and to add references to such debt and the documents governing such debt, and that as such, pursuant to:
(a)    Section 7.1 of the Stock Pledge Agreement;
(b)    Section 7.1 of the Collateral Trust Agreement;
(c)    Article VII of each of the Fourteenth Supplemental Indenture, the Fifteenth Supplemental Indenture, Seventeenth Supplemental Indenture, Twentieth Supplemental Indenture, Twenty-Eighth Supplemental Indenture and Twenty-Ninth Supplemental Indenture and Section 902 of the 2013 Indenture; and
(d)    Section 10.8 and 11.1 of the LC Facility Agreement, this Amendment may be entered into by the Company, the other pledgors party hereto and the Collateral Trustee without (i) the consent of the holders of the Notes or the holders of LC Obligations or (ii) direction to the Collateral Trustee by an Act of Required Stock Secured Debtholders (as defined in the Collateral Trust Agreement); and
WHEREAS, unless otherwise indicated, capitalized terms used herein without definition have the meanings ascribed to such terms in the Stock Pledge Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and each other Pledgor signatory hereto hereby agrees with the Collateral Trustee as follows:
1.Section References. Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Stock Pledge Agreement.

2.    Amendments to Section 1.1. Section 1.1 of the Stock Pledge Agreement is hereby amended by: (a) amending and restating the defined terms “2013 Indenture,” “First Priority Supplemental Indentures,” “Junior Lien Secured Notes,” and “Junior Priority Indentures,” in their entirety, and by adding the defined term “Sixth Amendment” in each case as set forth below (all other defined terms contained therein remain unchanged and to the extent that definitions contained in this Section 2 conflict with definitions contained in the Stock Pledge Agreement, the definitions contained in this Section 2 shall control):
“2013 Indenture” has the meaning specified in the Sixth Amendment.
“First Priority Supplemental Indentures” means the Fourteenth Supplemental Indenture, the Fifteenth Supplemental Indenture, the Seventeenth Supplemental Indenture, the Nineteenth Supplemental Indenture, the Twentieth Supplemental Indenture, the Twenty-Second Supplemental Indenture, the Twenty-Fifth Supplemental Indenture, the Twenty-Seventh Supplemental Indenture, and Twenty-Ninth Supplemental Indenture and all other indentures supplemental to the Base Indenture in respect of which Securities are issued and authenticated that are designated as and entitled to the benefits of being First-Priority Stock Secured Debt under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof.
“Junior Lien Secured Notes” has the meaning specified in the Sixth Amendment.
“Junior Priority Indentures” means, collectively, the Base Indenture as severally supplemented by each Junior Priority Supplemental Indenture and the Second Lien Notes Indenture (as defined in the Sixth Amendment).
“Sixth Amendment” means the Sixth Amendment to Stock Pledge Agreement, dated as of July 14, 2017.
3.    Conditions Precedent. The effectiveness of this Amendment is subject to the Collateral Trustee’s receipt of each of the following: this Amendment, duly executed and delivered by the Company, each other Pledgor party hereto and the Collateral Trustee;
(a)    an Officers’ Certificate (as defined in the Collateral Trust Agreement) to the effect that this Amendment will not result in a breach of any provision or covenant contained in any of the Secured Debt Documents (as defined in the Collateral Trust Agreement); and
(b)    an opinion of counsel of the Company to the effect that the Collateral Trustee’s execution of this Amendment is authorized and permitted by the Collateral Trust Agreement.
4.    Reference to Stock Pledge Agreement. The Stock Pledge Agreement and the Related Documents, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Stock Pledge Agreement or the Related Documents, are hereby amended so that any reference therein to the Stock Pledge Agreement, whether direct or indirect, shall mean a reference to the Stock Pledge Agreement as amended hereby.
5.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart.
6.    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibitions or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
7.    Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS AMENDMENT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.
8.    Limited Effect. Except to the extent specifically amended or modified hereby, the provisions of the Stock Pledge Agreement shall not be amended, modified, impaired or otherwise affected hereby.
9.    Responsibility of the Collateral Trustee. The Collateral Trustee is not responsible for the validity or sufficiency of this Amendment or the recitals contained herein. In no event shall the Collateral Trustee or Registrar (as defined in the Appointment of Registrar Letter dated March 23, 2015 between The Bank of New York Mellon Trust Company, N.A., as registrar (the “Registrar”) be charged with knowledge of the terms of, be subject to, or be required to comply with the LC Facility Agreement, or the Interim Loan Agreement, dated as of March 23, 2015, among the Company, the lenders thereto and Barclays Bank PLC, as administrative agent. All such responsibilities of the Collateral Trustee shall be as set forth in the Collateral Trust Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.
TENET HEALTHCARE CORPORATION, as a Pledgor
By:    /s/ James E. Snyder III
Name: James E. Snyder III
Title:    Vice President and Assistant Treasurer

AMERICAN MEDICAL (CENTRAL), INC.
AMI INFORMATION SYSTEMS GROUP, INC.
AMISUB (HEIGHTS), INC.
AMISUB (HILTON HEAD), INC.
AMISUB (SFH), INC.
AMISUB (TWELVE OAKS), INC.
AMISUB OF NORTH CAROLINA, INC.
AMISUB OF SOUTH CAROLINA, INC.
AMISUB OF TEXAS, INC.
ANAHEIM MRI HOLDING, INC.
BROOKWOOD HEALTH SERVICES, INC.
CGH HOSPITAL, LTD., by: CORAL GABLES HOSPITAL, INC.,
as general partner COASTAL CAROLINA
MEDICAL CENTER, INC.
COMMUNITY HOSPITAL OF LOS GATOS, INC.
CORAL GABLES HOSPITAL, INC.
CYPRESS FAIRBANKS MEDICAL CENTER, INC.
DELRAY MEDICAL CENTER, INC.
DES PERES HOSPITAL, INC.
EAST COOPER COMMUNITY HOSPITAL, INC.
FMC MEDICAL, INC.
FOUNTAIN VALLEY REGIONAL HOSPITAL AND
MEDICAL CENTER
FRYE REGIONAL MEDICAL CENTER, INC.
GOOD SAMARITAN MEDICAL CENTER, INC.
HEALTHCARE NETWORK CFMC, INC.
HEALTHCARE NETWORK HOLDINGS, INC.
HEALTHCORP NETWORK, INC.
HEALTHCARE NETWORK LOUISIANA, INC.
HEALTHCARE NETWORK MISSOURI, INC.
HEALTHCARE NETWORK TEXAS, INC.
HEALTH SERVICES NETWORK HOSPITALS, INC.
HEALTH SERVICES NETWORK TEXAS, INC.
HIALEAH HOSPITAL, INC.
HILTON HEAD HEALTH SYSTEM, L.P., by:
TENET PHYSICIAN SERVICES — HILTON HEAD, INC., as general partner

[Signature Page to Sixth Amendment to Stock Pledge Agreement]

HOSPITAL DEVELOPMENT OF WEST PHOENIX INC.
LIFEMARK HOSPITALS, INC.
LIFEMARK HOSPITALS OF FLORIDA, INC.
NEW MEDICAL HORIZONS II, LTD., by: CYPRESS FAIRBANKS
MEDICAL CENTER INC., as general partner
NORTH SHORE MEDICAL CENTER, INC.
ORNDA HOSPITAL CORPORATION
PALM BEACH GARDENS COMMUNITY HOSPITAL, INC.
SAINT FRANCIS HOSPITAL— BARTLETT, INC.
SLH VISTA, INC.
SPALDING REGIONAL MEDICAL CENTER, INC.
SRRMC MANAGEMENT, INC.
ST. MARY’S MEDICAL CENTER INC.
SYLVAN GROVE HOSPITAL, INC.
TENET CALIFORNIA, INC.
TENET FLORIDA, INC.
TENET HEALTHSYSTEM HAHNEMANN, L.L.C., by:
TENET HEALTHSYSTEM PHILADELPHIA, INC.,
as managing member
TENET HEALTHSYSTEM MEDICAL, INC.
TENET HEALTHSYSTEM PHILADELPHIA, INC.

TENET HEALTHSYSTEM ST. CHRISTOPHER’S HOSPITAL FOR CHILDREN, L.L.C., by: TENET HEALTHSYSTEM	PHILADELPHIA, INC., as managing member
TENET HOSPITALS LIMITED, by: HEALTHCARE NETWORK
TEXAS, INC., as general partner
TENET PHYSICIAN SERVICES — HILTON HEAD, INC.
TH HEALTHCARE, LTD., by: LIFEMARK HOSPITALS, INC.,
as general partner
VHS ACQUISITION CORPORATION
VHS ACQUISITION SUBSIDIARY NUMBER 1, INC.
VHS ACQUISITION SUBSIDIARY NUMBER 3, INC.
VHS ACQUISITION SUBSIDIARY NUMBER 7, INC.
VHS ACQUISITION SUBSIDIARY NUMBER 9, INC.
VHS BROWNSVILLE HOSPITAL COMPANY, LLC
WEST BOCA MEDICAL CENTER, INC.
VHS CHILDREN’S HOSPITAL OF MICHIGAN, INC.
VHS DETROIT RECEIVING HOSPITAL, INC.
VHS HARLINGEN HOSPITAL COMPANY, LLC
VHS HARPER-HUTZEL HOSPITAL, INC.
VHS HURON VALLEY-SINAI HOSPITAL, INC.
VHS OF ARROWHEAD, INC.
VHS OF ILLINOIS, INC.
VHS REHABILITATION INSTITUTE OF MICHIGAN, INC.
VHS SAN ANTONIO PARTNERS, LLC, by: VHS ACQUISITION
SUBSIDIARY NUMBER 5, INC., its managing member,
and VHS HOLDING COMPANY, INC.

[Signature Page to Sixth Amendment to Stock Pledge Agreement]

VHS SINAI-GRACE HOSPITAL, INC.
VHS VALLEY MANAGEMENT COMPANY, INC.
VHS WEST SUBURBAN MEDICAL CENTER, INC.
VHS WESTLAKE HOSPITAL INC.
VHS OF PHOENIX, INC.
VANGUARD HEALTH FINANCIAL COMPANY, LLC
VANGUARD HEALTH HOLDING COMPANY I, LLC
VANGUARD HEALTH HOLDING COMPANY II, LLC
VANGUARD HEALTH MANAGEMENT, INC.
VANGUARD HEALTH SYSTEMS, INC.
VHS OF MICHIGAN, INC.

By:    /s/ James E. Snyder III
Name:    James E. Snyder III
Title:    Treasurer

BBH BMC, LLC
BROOKWOOD BAPTIST HEALTH 1, LLC
DESERT REGIONAL MEDICAL CENTER, INC.
DOCTORS HOSPITAL OF MANTECA, INC.
DOCTORS MEDICAL CENTER OF MODESTO, INC.
JFK MEMORIAL HOSPITAL, INC.
LAKEWOOD REGIONAL MEDICAL CENTER, INC.
LOS ALAMITOS MEDICAL CENTER, INC.
PLACENTIA-LINDA HOSPITAL, INC.
SAN RAMON REGIONAL MEDICAL CENTER, LLC
SIERRA VISTA HOSPITAL, INC.
TWIN CITIES COMMUNITY HOSPITAL, INC.
VHS VALLEY HEALTH SYSTEM, LLC

By:    /s/ James E. Snyder III
Name:    James E. Snyder III
Title:    Assistant Treasurer

ATLANTA MEDICAL CENTER, INC.
NORTH FULTON MEDICAL CENTER, INC.

By:    /s/ William G. Morrison
Name:    William G. Morrison
Title: Treasurer

[Signature Page to Sixth Amendment to Stock Pledge Agreement]

ACCEPTED AND AGREED
as of the date first above written:
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Collateral Trustee
By:    /s/ R. Tarnas
Name: R. Tarnas
Title: Vice President

[Signature Page to Sixth Amendment to Stock Pledge Agreement]